Exhibit 10.1

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

This AMENDMENT NO. 1, dated as of March 28, 2013 (this “Amendment”), to the SENIOR SECURED SYNDICATED FACILITY AGREEMENT is entered into among GENESEE & WYOMING INC., a Delaware corporation (“GWI”) and RP ACQUISITION COMPANY TWO, a Delaware corporation (“RP” and, together with GWI, collectively, the “Domestic Borrowers”), QUEBEC GATINEAU RAILWAY INC., a corporation constituted under the laws of Quebec, Canada (the “Canadian Borrower”), GENESEE & WYOMING AUSTRALIA PTY LTD (ACN 079 444 296), a proprietary limited liability company incorporated under the laws of the Commonwealth of Australia (the “Australian Borrower”), ROTTERDAM RAIL FEEDING B.V., a private limited liability company (besloten vennootschap) incorporated under the laws of the Netherlands with its statutory seat in Dordrecht, the Netherlands (the “European Borrower” and, together with the Domestic Borrowers, the Canadian Borrower and the Australian Borrower, the “Borrowers”), the Guarantors, the Lenders and BANK OF AMERICA, N.A., acting as Administrative Agent, Canadian Agent and European Agent (collectively in such capacities and including any successors in such capacities, the “Agents”), and amends the Senior Secured Syndicated Facility Agreement, dated as of October 1, 2012 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, the institutions from time to time party thereto as Lenders (the “Lenders”), the Agents and the Guarantors. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement to effect the changes described below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended as follows:

(a) the definition of “Adjustment Date” set forth in §1.1 of the Credit Agreement is amended by deleting the definition therein and replacing it with the following:

““Adjustment Date”. Each April 1, May 16, August 15 and November 15.”

(b) the definition of “Applicable Margin” set forth in §1.1 of the Credit Agreement is amended by deleting the definition therein and replacing it with the following:

““Applicable Margin”. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each, a “Rate Adjustment Period”), the Applicable Margin shall be the applicable margin set forth below with respect to the Total Leverage Ratio, as determined for the fiscal period ending immediately prior to the applicable Rate Adjustment Period (except for any Rate Adjustment Period beginning on April 1 of any calendar year for which the Applicable Margin will be determined by reference to the Total Leverage Ratio for the fiscal period ending on the immediately preceding December 31).

Level	Total Leverage Ratio	Applicable Floating Rate Applicable Margin	Applicable Offered Rate, Letter of Credit Applicable Margin	Commitment Fee Rate
I	Greater than or equal to 4.25 to 1.00	1.500%	2.500%	0.500%
II	Greater than or equal to 3.75 to 1.00 but less than 4.25 to 1.00	1.250%	2.250%	0.500%
III	Greater than or equal to 3.25 to 1.00 but less than 3.75 to 1.00	1.000%	2.000%	0.400%
IV	Greater than or equal to 2.75 to 1.00 but less than 3.25 to 1.00	0.750%	1.750%	0.350%
V	Greater than or equal to 2.25 to 1.00 but less than 2.75 to 1.00	0.500%	1.500%	0.300%
VI	Less than 2.25 to 1.00	0.250%	1.250%	0.250%

Notwithstanding the foregoing, (a) during the period commencing on the Closing Date through the first Adjustment Date following the Closing Date, the Applicable Margin shall be no lower than the Applicable Margin set forth for Level II above, and (b) if the Borrowers fail to deliver any Compliance Certificate pursuant to §9.4(e), then, for the period commencing on the date such Compliance Certificate was due pursuant to §9.4(e) through the date such Compliance Certificate is actually delivered to the Lenders, the Applicable Margin shall be the highest Applicable Margin set forth above.”

(c) the following definition shall be added to §1.1 of the Credit Agreement immediately following the definition of “Combined Material Adverse Effect”:

““Commodity Exchange Act”. The Commodity Exchange Act (7 U.S.C. § 1 et seq.).”

(d) the following definition shall be added to §1.1 of the Credit Agreement immediately following the definition of “Excess Cash Flow”:

““Excluded Swap Obligation”. With respect to any Guarantor, (a) any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (i) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to §7.8 and any other applicable keepwell, support, or other agreement for the benefit of such Guarantor and any and all applicable guarantees of such Guarantor’s Swap Obligations by other Loan Parties), at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (ii) in the case of a Swap Obligation that is subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) of the Commodity Exchange Act, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Loan Parties and Hedge Bank applicable to such Swap Obligations. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to the Swap for which such guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition.”

(e) the definition of “Foreign Obligations” set forth in §1.1 of the Credit Agreement shall be amended by adding the following sentence at the end thereof:

“Foreign Obligations shall in no event include any Excluded Swap Obligations.”

(f) the definition of “Mortgaged Property” set forth in §1.1 of the Credit Agreement is amended by deleting it in its entirety and replacing it with the following:

““Mortgaged Property”. (a) Each real property identified as a Mortgaged Property on Schedule 7(a) to the Perfection Certificate and Canadian Perfection

Certificate dated the Closing Date and (b) each real property, if any, which shall be subject to a Mortgage delivered after the Closing Date pursuant to §9.13, 9.14, 9.16 or 9.19; provided that, in each case, the Mortgaged Property delivered under §9.19 shall include only the real property of those railroads listed on Schedule 1 attached hereto which were owned by the U.S. Loan Parties as of the Closing Date; provided further that no real property located outside of the United States owned by RailAmerica and its Subsidiaries as of the Closing Date shall be Mortgaged Property. For the avoidance of doubt, in the case of real property identified on Schedule 7(a) of the Perfection Certificate or any Perfection Certificate Supplement, at no time shall Mortgaged Property include any Buildings or Manufactured (Mobile) Homes.”

(g) the following definition shall be added to §1.1 of the Credit Agreement immediately following the definition of “Purchasing Lender”:

““Qualified ECP Guarantor”. In respect of any Swap Obligation, each Guarantor that, at the time the relevant Guaranty (or grant of the relevant security interest, as applicable) becomes or would become effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act and which may cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell pursuant to § 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

(h) the following definition shall be added to §1.1 of the Credit Agreement immediately following the definition of “SPC”:

““Specified Guarantor”. Any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to § 35).”

(i) the following definitions shall be added to §1.1 of the Credit Agreement immediately following the definition of “Subsidiary”:

““Swap”. Any agreement, contract, or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.”

““Swap Obligation”. With respect to any Person, any obligation to pay or perform under any Swap.”

(j) the definition of “U.S. Obligations” set forth in §1.1 of the Credit Agreement shall be amended by adding the following sentence at the end thereof:

“U.S. Obligations shall in no event include any Excluded Swap Obligations.”

(k) the following section shall be added immediately following §7.7 of the Credit Agreement:

“7.8. KEEPWELL

Each Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Guarantor as may be needed by such Specified Guarantor from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of any Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Guarantor for all purposes of § 1a(18)(A)(v)(II) the Commodity Exchange Act.”

(l) § 14.3 (a) and (b) shall be amended, in each case, by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, no amounts received from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor.”

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied by the Borrowers or waived by the Agents (the “Amendment No. 1 Effective Date”):

(a) Executed Counterparts. The Agents shall have received this Amendment, duly executed by the Borrowers, the Guarantors, the Agents, each Lender that consents to this Amendment and any Replacement Lenders, if applicable;

(b) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Amendment No. 1 Effective Date;

(c) Representations and Warranties. The representations and warranties of the Borrowers and their Subsidiaries contained in §8 of the Credit Agreement and Section 3 of this Amendment or the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Amendment or the Credit Agreement shall be true in all material respects at and as of the Amendment No. 1 Effective Date (except to the extent of changes resulting from transactions contemplated or permitted by this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Amendment or the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Agents and the

Lenders, and to the extent that such representations and warranties relate expressly to an earlier date); provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(d) Officer’s Certificate. The Borrowers shall have provided a certificate signed by an authorized officer of each of the Borrowers certifying as to the satisfaction of the conditions set forth in paragraphs (b) and (c) of this Section 2; and

(e) Fees and Expenses Paid. The Borrowers shall have reimbursed the Administrative Agent for, or paid directly, all fees, costs and expenses incurred by the Administrative Agent’s counsels in connection with the closing of the Amendment and otherwise owed to Administrative Agent’s counsels pursuant to the Loan Documents and all other fees payable under that certain Engagement Letter, dated as of March 19, 2013 (as supplemented or otherwise modified), between GWI and the Administrative Agent.

Section 3. Representations and Warranties

On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Borrowers hereby represent and warrant to the Agents and each Lender as follows:

(a) the execution, delivery and performance of this Amendment to which the Borrowers and any of their Restricted Subsidiaries that are party hereto and the transactions contemplated hereunder (i) are within the corporate or other authority of such Person, (ii) have been duly authorized by all necessary corporate or other proceedings, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to any such Person unless such conflict, breach or contravention would not have a Material Adverse Effect and (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other material instrument binding upon any such Person;

(b) the execution and delivery of this Amendment by each of the Loan Parties will result in valid and legally binding obligations of such Person, enforceable against each such Loan Party in accordance with the terms and provisions hereof, except as enforceability is limited by the effects of any Debtor Relief Laws (other than the Canada Transportation Act) or, solely in respect of the European Borrower or any European Guarantor, the Debtor Relief Reservations, and except to the extent that (i) the exercise of certain remedies under the Loan Documents may be subject to compliance with the ICC Termination Act of 1995, as amended, and other applicable governmental regulations and (ii) availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

(c) the execution, delivery and performance by each of the Loan Parties party to this Amendment does not require the approval, consent, order,

authorization or license by, or giving of notice to, or filing with, or taking of any other action with respect to, any governmental agency or authority of any jurisdiction (including, without limitation, the STB), or other fiscal, monetary or other authority, under any provision of any laws or governmental rules, regulations, orders, or decrees of any jurisdiction or the central bank of any jurisdiction or other fiscal, monetary or other authority applicable to or binding on any Loan Party except such other actions, consents, approvals, registrations or filings of which the failure to be obtained or made would not reasonably be expected to have a Material Adverse Effect; and

(d) Since October 1, 2012 (except with respect to RailAmerica and its Subsidiaries, January 14, 2013), there has been no change to any Loan Party’s Governing Documents.

Section 4. Replacement Lenders and Non-Consenting Lenders

If any Lender under the Credit Agreement declines or fails to consent to this Amendment by failing to return an executed counterpart of this Amendment to the Agents prior to 5:00 p.m., New York time on March 25, 2013 (the “Consent Deadline”) or elects to assign a portion of its Loans, then pursuant to and in compliance with the terms of §6.11 and §27 of the Credit Agreement, such Lender may be replaced and its commitments and/or obligations purchased and assumed (or a portion thereof) by either a Replacement Lender or an existing Lender which is willing to increase its Loans. For the avoidance of doubt, if a Lender declines or fails to consent to this Amendment it will be deemed to be the execution of an Assignment and Assumption Agreement (“Assignment Agreement”).

Section 5. Fees and Expenses

Each of the Borrowers agrees to pay in accordance with the terms of §12.6 (Payment of Expenses and Taxes) of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Agents with respect thereto).

Section 6. Reference to the Effect on the Loan Documents

(a) As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement, as applicable, shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrowers, the Co-Lead Arrangers or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 7. Reaffirmation

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Credit Agreement, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

Section 8. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment.

Section 9. Governing Law

THIS AMENDMENT IS A CONTRACT UNDER THE LAW OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW §5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Section 10. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto, except when used to reference a section. Any reference to the number of a clause, subclause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 12. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14. Jurisdiction; Waiver of Jury Trial

The jurisdiction and waiver of right to trial by jury provisions in §§ 22 and 26 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as of the date first set forth above.

BORROWERS:	GENESEE & WYOMING INC.

	By:	/s/ Thomas D. Savage
		Name:	Thomas D. Savage
		Title:	Vice President, Corporate Development and Treasurer

RP ACQUISITION COMPANY TWO

	By:	/s/ Thomas D. Savage
		Name:	Thomas D. Savage
		Title:	Vice President

QUEBEC GATINEAU RAILWAY INC.

	By:	/s/ Mark W. Hastings
		Name:	Mark W. Hastings
		Title:	Treasurer

ROTTERDAM RAIL FEEDING B.V..

	By:	/s/ Mark W. Hastings
		Name:	Mark W. Hastings
		Title:	Director

Executed for GENESEE & WYOMING AUSTRALIA PTY LTD in accordance with section 127 of the Corporation Act 2001 (Cwlth) by:

/s/ Mark W. Hastings	/s/ Greg Pauline
Signature of director	Signature of director

Mark W. Hastings	Greg Pauline
Name of director (print)	Name of director (print)

[Signature Page to Amendment No. 1]

U.S. GUARANTORS:

AN RAILWAY, LLC

ARIZONA EASTERN RAILWAY COMPANY

ARKANSAS LOUISIANA & MISSISSIPPI RAILROAD COMPANY

ATLANTIC & WESTERN RAILWAY, LIMITED PARTNERSHIP

BUFFALO & PITTSBURGH RAILROAD, INC.

CAGY INDUSTRIES, INC.

CHATTAHOOCHEE BAY RAILROAD, INC.

CHATTAHOOCHEE INDUSTRIAL RAILROAD

CHATTOOGA & CHICKAMAUGA RAILWAY CO.

COLUMBUS & CHATTAHOOCHEE RAILROAD, INC.

COLUMBUS & GREENVILLE RAILWAY COMPANY

COMMONWEALTH RAILWAY, INCORPORATED

CORPUS CHRISTI TERMINAL RAILROAD, INC.

EAST TENNESSEE RAILWAY, L.P.

EMONS INDUSTRIES, INC.

EMONS RAILROAD GROUP, INC.

EMONS TRANSPORTATION GROUP, INC.

FIRST COAST RAILROAD INC.

FORDYCE AND PRINCETON R.R. CO.

GALVESTON RAILROAD, L.P.

GENESEE AND WYOMING RAILROAD COMPANY

GENESEE & WYOMING RAILROAD SERVICES, INC.

GEORGIA CENTRAL RAILWAY, LP.

GEORGIA SOUTHWESTERN RAILROAD, INC.

GOLDEN ISLES TERMINAL RAILROAD, INC.

GRIZZARD TRANSFER COMPANY, INC.

GSW ACQUISMON SUB, INC.

GWI CANADA, INC.

GWI INTERNATIONAL LLC

GWI LEASING CORPORATION

GWI RAIL MANAGEMENT CORPORATION

HILTON & ALBANY RAILROAD, INC.

ILLINOIS & MIDLAND RAILROAD, INC.

KWT RAILWAY, INC.

LITTLE ROCK & WESTERN RAILWAY, L.P.

LOUISIANA & DELTA RAILROAD, INC.

LUXAPALILA VALLEY RAILROAD INC.

	By:	/s/ Matthew O. Walsh
		Name:	Matthew O. Walsh
		Title:	Vice President

[Signature Page to Amendment No. 1]

U.S. GUARANTORS: (CONTINUED)

MAINE INTERMODAL TRANSPORTATION, INC.

MARYLAND MIDLAND RAILWAY, INC.

MERIDIAN & BIGBEE RAILROAD, L.L.C.

MMID HOLDING INC.

OHIO AND PENNSYLVANIA RAILROAD COMPANY

OHIO CENTRAL RAILROAD, INC.

OHIO SOUTHERN RAILROAD, INC.

P&L JUNCTION HOLDINGS, INC.

PAWNEE TRANSLOADING COMPANY INC.

PHOENIX LOGISTICS LTD.

PORTLAND & WESTERN RAILROAD, INC.

RAIL LINK, INC.

RAIL PARTNERS, L.P.

RAIL SWITCHING SERVICES, LLC

RAILWAY MANAGEMENT, INC.

RICEBORO SOUTHERN RAILWAY, LLC

ROCHESTER & SOUTHERN RAILROAD, INC.

ROCHESTER SWITCHING SERVICES INC.

RP ACQUISITION COMPANY ONE

SALT LAKE CITY SOUTHERN RAILROAD COMPANY, INC.

SAVANNAH PORT TERMINAL RAILROAD, INC.

SOUTH BUFFALO RAILWAY COMPANY

ST. LAWRENCE & ATLANTIC RAILROAD COMPANY

SUMMIT VIEW, INC.

TALLEYRAND TERMINAL RAILROAD COMPANY, INC.

TAZEWELL & PEORIA RAILROAD, INC.

THE ALIQUIPPA & OHIO RIVER RAILROAD CO.

THE BAY LINE RAILROAD, LLC.

THE COLUMBUS AND OHIO RIVER RAIL ROAD COMPANY

THE MASONING VALLEY RAILWAY COMPANY

THE PITTSBURGH & OHIO CENTRAL RAILROAD COMPANY

THE WARREN & TRUMBULL RAILROAD COMPANY

THE YOUNGSTOWN BELT RAILROAD COMPANY

TOMAHAWK RAILWAY, LIMITED PARTNERSHIP

UTAH RAILWAY COMPANY

VALDOSTA RAILWAY, L.P.

WESTERN KENTUCKY RAILWAY LLC.

WILLAMETTE & PACIFIC RAILROAD, INC.

WILMINGTON TERMINAL RAILROAD, LIMITED PARTNERSHIP

YORK RAIL LOGISTICS, INC.

YORK RAILWAY COMPANY

YOUNGSTOWN AUSTINTOWN RAILROAD, INC.

	By:	/s/ Thomas D. Savage
		Name:	Thomas D. Savage
		Title:	Vice President

[Signature Page to Amendment No. 1]

U.S. GUARANTORS: (CONTINUED)

ALABAMA & GULF COAST RAILWAY LLC

ARIZONA & CALIFORNIA RAILROAD COMPANY

ATLAS RAILROAD CONSTRUCTION, LLC

ATLAS RAILROAD SERVICES, LLC

BAUXITE & NORTHERN RAILWAY COMPANY

CALIFORNIA NORTHERN RAILROAD COMPANY

CASCADE AND COLUMBIA RIVER RAILROAD COMPANY

CENTRAL OREGON & PACIFIC RAILROAD, INC.

CENTRAL RAILROAD COMPANY OF INDIANA, THE

CENTRAL RAILROAD COMPANY OF INDIANAPOLIS

CONECUH VALLEY RAILWAY, L.L.C.

CONNECTICUT SOUTHERN RAILROAD, INC.

DALLAS, GARLAND & NORTHEASTERN RAILROAD, INC.

DELPHOS TERMINAL COMPANY, INC.

EASTERN ALABAMA RAILWAY, LLC

HURON AND EASTERN RAILWAY COMPANY, INC.

INDIANA & OHIO RAIL CORP.

INDIANA & OHIO RAILWAY COMPANY

INDIANA SOUTHERN RAILROAD, LLC

KIAMICHI RAILROAD COMPANY L.L.C.

KYLE RAILROAD COMPANY

KYLE RAILWAYS, LLC

MARQUETTE RAIL, LLC

MASSENA TERMINAL RAILROAD COMPANY, THE

MID-MICHIGAN RAILROAD, INC.

MISSOURI & NORTHERN ARKANSAS RAILROAD COMPANY, INC.

NEW ENGLAND CENTRAL RAILROAD, INC.

NEW STATESRAIL HOLDINGS, LLC

NORTH CAROLINA & VIRGINIA RAILROAD COMPANY, LLC

OTTER TAIL VALLEY RAILROAD COMPANY, INC.

PALM BEACH RAIL HOLDING, INC.

PLAINVIEW TERMINAL COMPANY

POINT COMFORT & NORTHERN RAILWAY COMPANY

PUGET SOUND & PACIFIC RAILROAD

RAIL LINE HOLDINGS #1, INC.

RAILAMERICA AUSTRALIA II, LLC

RAILAMERICA CONTRACT SWITCHING SERVICES, INC.

RAILAMERICA EQUIPMENT CORP.

RAILAMERICA HOLDING SERVICES, INC.

RAILAMERICA INTERMODAL SERVICES, INC.

RAILAMERICA OPERATIONS SHARED SERVICES, INC.

RAILAMERICA OPERATIONS SUPPORT GROUP, INC.

	By:	/s/ Thomas D. Savage
		Name:	Thomas D. Savage
		Title:	Vice President

[Signature Page to Amendment No. 1

U.S. GUARANTORS: (CONTINUED)

RAILAMERICA TRANSPORTATION CORP.

RAILAMERICA, INC.

RAILINK ACQUISITION, INC.

RAILTEX, INC.

RAILTEX DISTRIBUTION SERVICES, INC.

ROCKDALE, SANDOW & SOUTHERN RAILROAD COMPANY

SAN DIEGO & IMPERIAL VALLEY RAILROAD COMPANY, INC.

SAN JOAQUIN VALLEY RAILROAD CO.

SAN PEDRO TRAILS, INC.

SOUTH CAROLINA CENTRAL RAILROAD COMPANY, LLC

SOUTH EAST RAIL, INC.

STATESRAIL II RAILROAD, LLC

STATESRAIL, LLC

SWKR OPERATING CO., INC.

THREE NOTCH RAILWAY, L.L.C.

TOLEDO, PEORIA & WESTERN RAILWAY CORP.

TRANSRAIL HOLDINGS, LLC

TRANSRAIL NORTH AMERICA, LLC

VENTURA COUNTY RAILROAD COMPANY

WELLSBORO & CORNING RAILROAD, LLC

WIREGRASS CENTRAL RAILWAY, L.L.C.

	By:	/s/ Thomas D. Savage
		Name:	Thomas D. Savage
		Title:	Vice President

[Signature Page to Amendment No. 1]

CANADIAN GUARANTORS:	GENESEE & WYOMING CANADA INC.

	By:	/s/ Matthew O. Walsh
		Name:	Matthew O. Walsh
		Title:	Treasurer

HURON CENTRAL RAILWAY INC.

	By:	/s/ Rene Duchesne
		Name:	Rene Duchesne
		Title:	Treasurer

KÉRAIL INC.

	By:	/s/ Matthew O. Walsh
		Name:	Matthew O . Walsh
		Title:	Treasurer

ST. LAWRENCE & ATLANTIC RAILROAD (QUÉBEC) INC.

	By:	/s/ Rene Duchesne
		Name:	Rene Duchesne
		Title:	Vice President

MIRABEL RAILWAY INC.

	By:	/s/ Mark W. Hastings
		Name:	Mark W. Hastings
		Title:	Treasurer

SERVICES FERROVIAIRES DE L’ESTUAIRE INC.

	By:	/s/ Allison M. Fergus
		Name:	Allison M. Fergus
		Title:	Secretary

WESTERN LABRADOR RAIL SERVICES INC.

	By:	/s/ Matthew O. Walsh
		Name:	Matthew O. Walsh
		Title:	Treasurer

[Signature Page to Amendment No. 1]

CANADIAN GUARANTORS: (CONTINUED)	CAPE BRETON & CENTRAL NOVA SCOTIA RAILWAY LIMITED
GODERICH-EXETER RAILWAY COMPANY LIMITED
RAILINK CANADA LTD RAILTEX CANADA, INC. RL FUNDING CORP. TROIS-RIVIÈRES TRAILERS INC. / REMORQUES TROIS-RIVIÈRES INC.

	By:	/s/ Thomas D. Savage
		Name:	Thomas D. Savage
		Title:	Vice President

[Signature Page to Amendment No. 1]

AUSTRALIAN GUARANTORS:

Executed for GWI HOLDINGS PTY LTD in accordance with section 127 of the Corporation Act 2001 (Cwlth) by:

/s/ Mark W. Hastings	/s/ Greg Pauline
Signature of director	Signature of director

Mark. W. Hastings	Greg Pauline
Name of director (print)	Name of director (print)

Executed for GWI HOLDINGS NO. 2 PTY LTD in accordance with section 127 of the Corporation Act 2001 (Cwlth) by:

/s/ Mark W. Hastings	/s/ Greg Pauline
Signature of director	Signature of director

Mark. W. Hastings	Greg Pauline
Name of director (print)	Name of director (print)

Executed for VIPER LINE PTY LIMITED in accordance with section 127 of the Corporation Act 2001 (Cwlth) by:

/s/ Mark W. Hastings	/s/ Greg Pauline
Signature of director	Signature of director

Mark. W. Hastings	Greg Pauline
Name of director (print)	Name of director (print)

AUSTRALIAN GUARANTORS:

(CONTINUED)

Executed for S A RAIL PTY LIMITED in accordance with section 127 of the Corporation Act 2001 (Cwlth) by:

/s/ Mark W. Hastings	/s/ Greg Pauline
Signature of director	Signature of director

Mark. W. Hastings	Greg Pauline
Name of director (print)	Name of director (print)

Executed for GENESEE & WYOMING AUSTRALIA EASTERN PTY LTD. in accordance with section 127 of the Corporation Act 2001 (Cwlth) by:

/s/ Mark W. Hastings	/s/ Greg Pauline
Signature of director	Signature of director

Mark. W. Hastings	Greg Pauline
Name of director (print)	Name of director (print)

Executed for GWA (NORTH) PTY LTD. in accordance with section 127 of the Corporation Act 2001 (Cwlth) by:

/s/ Mark W. Hastings	/s/ Greg Pauline
Signature of director	Signature of director

Mark. W. Hastings	Greg Pauline
Name of director (print)	Name of director (print)

[Signature Page to Amendment No. 1]

AUSTRALIAN GUARANTORS:

(CONTINUED)

Executed for G&W AUSTRALIA HOLDINGS LP acting by its general partner, GWI INTERNATIONAL B.V.

/s/ Richard T. O’Donnell	/s/ Ronald Volder
Signature of director	Signature of director

Richard T. O’Donnell	Ronald Volder
Name of director (print)	Name of director (print)

Managing Director A	Managing Director B
Title:	Title:

[Signature Page to Amendment No. 1]

EUROPEAN GUARANTORS:

GENESEE & WYOMING C.V. Represented by its general partner, GWI International LLC,

	By:	/s/ Richard T. O’Donnell
		Name:	Richard T. O’Donnell
		Title:	Managing Director

GWI HOLDING B.V.

	By:	/s/ Matthew O. Walsh
		Name:	Matthew O. Walsh
		Title:	Managing Director A

	By:	/s/ Ronald Volder
		Name:	Ronald Volder
		Title:	Managing Director B

BELGIUM RAIL FEEDING BVBA

	By:	/s/ Matthew O. Walsh
		Name:	Matthew O. Walsh
		Title:	Manager

GWI INTERNATIONAL B.V.

	By:	/s/ Richard T. O’Donnell
		Name:	Richard T. O’Donnell
		Title:	Managing Director A

	By:	/s/ Ronald Volder
		Name:	Ronald Volder
		Title:	Managing Director B

[Signature Page to Amendment No. 1]

EUROPEAN GUARANTORS:

(CONTINUED)

RAIL FEEDING SOLUTIONS B.V.

By:	/s/ Ronald Volder
	Name:	Ronald Volder
	Title:	Managing Director A

By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Managing Director B

[Signature Page to Amendment No. 1]

AGENTS:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Fani Davidson
		Name:	Fani Davidson
		Title:	Vice President

BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Agent

	By:	/s/ Medina Sales de Andrade
		Name:	Medina Sales de Andrade
		Title:	Vice President

BANK OF AMERICA, N.A., acting through its London branch, as European Agent

	By:	/s/ Gary Saint
		Name:	Gary Saint
		Title:	Director

BANK OF AMERICA, N.A., acting through its Australian branch

	By:	/s/ Michael Senyard
		Name:	Michael Senyard
		Title:	Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Joe Guilmartin
	Name:	Joe Guilmartin
	Title:	Assistant Vice President

[Signature Page to GWI Repricing Amendment]

BANK OF AMERICA, N.A., acting through its Canada Branch, as a Lender

By:	/s/ Medina Sales de Andreade
	Name:	Medina Sales de Andrade
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

BANK OF AMERICA, N.A., acting through its London branch, as a Lender

By:	/s/ Gary Saint
	Name:	Gary Saint
	Title:	Director

[Signature Page to GWI Repricing Amendment]

BANK OF AMERICA N.A., acting through its Australian branch, as a Lender

By:	/s/ Michael Senyard
	Name:	Michael Senyard
	Title:	Director

[Signature Page to GWI Repricing Amendment]

AMERICAN SAVINGS BANK, F.S.B., as a Lender

By:	/s/ Rian DuBach
	Name:	Rian DuBach
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

AUSTRIALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender

By:	/s/ Robert Grillo
	Name:	Robert Grillo
	Title:	Director

[Signature Page to GWI Repricing Amendment]

AZB FUNDING, as a Lender

By:	/s/ Hiroko Takanobu
	Name:	Hiroko Takanobu
	Title:	Assistant General Manager

[Signature Page to GWI Repricing Amendment]

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ James Hua
	Name:	James Hua
	Title:	SVP

By:	/s/ Kitty Sin
	Name:	Kitty Sin
	Title:	SVP

[Signature Page to GWI Repricing Amendment]

BANK OF THE WEST, as a Lender

By:	/s/ Francesco Ingargiola
	Name:	Francesco Ingargiola
	Title:	Senior Vice President

[Signature Page to GWI Repricing Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Lawrence Elkins
	Name:	Lawrence Elkins
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ William Thomson
	Name:	William Thomson
	Title:	Sr. Vice President

[Signature Page to GWI Repricing Amendment]

BANK OF MONTREAL, as a Lender

By:	/s/ Sean P. Gallaway
	Name:	Sean P. Gallaway
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

BANK OF MONTREAL, LONDON BRANCH, as a Lender

By:	/s/ A. Leboos
	Name:	A. Leboos
	Title:	Managing Director

By:	/s/ Lisa Rodriguez
	Name:	Lisa Rodriguez
	Title:	Associate General Counsel

[Signature Page to GWI Repricing Amendment]

BOKF, NA, as a Lender

By:	/s/ Dan A. Hughes
	Name:	Dan A. Hughes
	Title:	Senior Vice President

[Signature Page to GWI Repricing Amendment]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Robert M. Searson
	Name:	Robert M. Searson
	Title:	Senior Vice President

[Signature Page to GWI Repricing Amendment]

CADENCE BANK, N.A., as a Lender

By:	/s/ Donald G. Preston
	Name:	Donald G. Preston
	Title:	Senior Vice President

[Signature Page to GWI Repricing Amendment]

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:	/s/ Ron Walker
	Name:	Ron Walker
	Title:	Senior Vice President

[Signature Page to GWI Repricing Amendment]

CITIBANK, N.A., as a Lender

By:	/s/ Joseph B. Shanahan
	Name:	Joseph B. Shanahan
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

CITICORP NORTH AMERICA INC., as a Lender

By:	/s/ Brian S. Broyles
	Name:	Brian S. Broyles
	Title:	Attorney-In-Fact

[Signature Page to GWI Repricing Amendment]

COMMUNITY & SOUTHERN BANK, as a Lender

By:	/s/ Thomas A. Bethel
	Name:	Thomas A. Bethel
	Title:	Director of Corporate Banking

[Signature Page to GWI Repricing Amendment]

COMPASS BANK, as a Lender

By:	/s/ Brandon Kelley
	Name:	Brandon Kelley
	Title:	Senior Vice President

[Signature Page to GWI Repricing Amendment]

CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender

By:	/s/ Adrienne Molloy
	Name:	Adrienne Molloy
	Title:	Vice President

By:	/s/ Alex Aupoix
	Name:	Alex Aupoix
	Title:	Managing Director

[Signature Page to GWI Repricing Amendment]

DRYDEN XI – LEVERAGED LOAN CDO 2006, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

FIFTH THIRD BANK, as Co-Documentation Agent

By:	/s/ Craig Schuth
	Name:	Craig Schuth
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

FIRST COMMERCIAL BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Jason Lee
	Name:	Jason Lee
	Title:	VP & General Manager

[Signature Page to GWI Repricing Amendment]

GATEWAY CLO LIMITED, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

HUA NAN COMMERCIAL BANK LTD., NEW YORK AGENCY, as a Lender

By:	/s/ Henry Hsieh
	Name:	Henry Hsieh
	Title:	Assistant Vice President

[Signature Page to GWI Repricing Amendment]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jared Shaner
	Name:	Jared Shaner
	Title:	Assistant Vice President

[Signature Page to GWI Repricing Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Deborah R. Winkler
	Name:	Deborah R. Winkler
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James A. Gelle
	Name:	James A. Gelle
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

LAND BANK OF TAIWAN, as a Lender

By:	/s/ Arthur Chen
	Name:	Arthur Chen
	Title:	General Manager

[Signature Page to GWI Repricing Amendment]

MANUFACTURERS BANK, as a Lender

By:	/s/ Charles Jou
	Name:	Charles Jou
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, as a Lender

By:	/s/ Luke Hwang
	Name:	Luke Hwang
	Title:	VP & DGM

[Signature Page to GWI Repricing Amendment]

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Tenya Mitsuboshi
	Name:	Tenya Mitsuboshi
	Title:	Deputy General Manager

[Signature Page to GWI Repricing Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page to GWI Repricing Amendment]

PEOPLE’S UNITED BANK, as a Lender

By:	/s/ Matthew G. Murphy
	Name:	Matthew G. Murphy
	Title:	Senior Commercial Relationship Manager, SVP

[Signature Page to GWI Repricing Amendment]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert M. Martin
	Name:	Robert M. Martin
	Title:	Senior Vice President

[Signature Page to GWI Repricing Amendment]

PNC BANK CANADA BRANCH, as a Lender

By:	/s/ Caroline Stade
	Name:	Caroline Stade
	Title:	Senior Vice President

By:	/s/ Bill Hines
	Name:	Bill Hines
	Title:	Regional President – Canada

[Signature Page to GWI Repricing Amendment]

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Michael Pelletier
	Name:	Michael Pelletier
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

RBS CITIZENS, N.A., as a Lender

By:	/s/ Judith A. Huckins
	Name:	Judith A. Huckins
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

REGIONS BANK, as a Lender

By:	/s/ Walter Balch
	Name:	Walter Balch
	Title:	Director

[Signature Page to GWI Repricing Amendment]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Richard C. Smith
	Name:	Richard C. Smith
	Title:	Authorized Signatory

[Signature Page to GWI Repricing Amendment]

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ W. Jentsch
	Name:	W. Jentsch
	Title:	Vice President

By:	/s/ Michael Zou
	Name:	Michael Zou
	Title:	Portfolio Manager

[Signature Page to GWI Repricing Amendment]

SOVEREIGN BANK, N.A., as a Lender

By:	/s/ Dan O’Connor
	Name:	Dan O’Connor
	Title:	Market Director

[Signature Page to GWI Repricing Amendment]

STIFEL BANK & TRUST, as a Lender

By:	/s/ John H. Phillips
	Name:	John H. Phillips
	Title:	Executive Vice President

[Signature Page to GWI Repricing Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ David Kee
	Name:	David Kee
	Title:	Managing Director

[Signature Page to GWI Repricing Amendment]

SYNOVUS BANK, as a Lender

By:	/s/ Michael Sawicki
	Name:	Michael Sawicki
	Title:	Large Corporate Banker

[Signature Page to GWI Repricing Amendment]

TAIWAN COOPERATIVE BANK LTD, SEATTLE BRANCH, as a Lender

By:	/s/ Ming Chih Chen
	Name:	Ming Chih Chen
	Title:	VP & General Manager

[Signature Page to GWI Repricing Amendment]

TD BANK, N.A., as a Lender

By:	/s/ Mark Hogan
	Name:	Mark Hogan
	Title:	Senior Vice President

[Signature Page to GWI Repricing Amendment]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Jessica Belanger
	Name:	Jessica Belanger
	Title:	Vice President

[Signature Page to GWI Repricing Amendment]

Schedule 1

Mortgaged Property Schedule

Arizona Eastern Railway

Buffalo & Pittsburgh Railroad, Inc.

Genesee and Wyoming Railroad Company

Rochester & Southern Railroad, Inc.

Ohio Central Railroad, Inc.

Ohio Southern Railroad, Inc.

The Columbus and Ohio River Rail Road Company

The Mahoning Valley Railway Company

Ohio and Pennsylvania Railroad Company

The Warren & Trumbull Railroad Company

The Pittsburg & Ohio Central Railroad Company

The Aliquippa & Ohio River Railroad Co.

Commonwealth Railway, Incorporated

East Tennessee Railway, L.P.

Georgia Central Railway, L.P.

Maryland Midland Railway, Inc.

Chattahoochee Industrial Railroad

Georgia Southwestern Railroad, Inc.

Little Rock & Western Railway, L.P.

Luxapalila Valley Railroad, Inc.

Meridan & Bigbee Railroad, L.L.C.

The Bay Line Railroad, L.L.C.

Valdosta Railway, L.P.

Western Kentucky Railway, L.L.C.